UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2006

GREAT LAKES BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14879	94-3078031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 MAIN STREET, BUFFALO, NEW YORK		14214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(716)961-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On May 16, 2006, Great Lakes Bancorp, Inc. (the “Company”) filed a current report on Form 8-K disclosing that it had engaged KPMG LLP (“KPMG”) as its principal accountants for the fiscal year ending December 31, 2006 and had chosen not to renew the engagement of its current independent auditors, Grant Thornton  LLP (“Grant Thornton”).

This current report on Form 8-K/A amends the current report on Form 8-K filed on May 19, 2006 to clarify that, prior to the appointment of KPMG, Grant Thornton  LLP had been dismissed by the Company as its independent auditors..

The Company requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above amendment.  A copy of that letter is now attached as Exhibit 16.1 to this Amendment No. 1 to Current Report on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

16.1 Letter from Grant Thornton LLP dated May 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Bancorp, Inc.

Date:  May 26, 2006

By:  /s/ Michael J. Rogers

Name:  Michael J. Rogers

Title:    Executive Vice President and

             Chief Financial Officer